UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 18, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

           Colorado                     0-11485                   84-1072256
           --------                     -------                   ----------
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
               --------------------------------------------------
               Registrant's telephone number, including area code:


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     On February 18, 2005, Accelr8 Technology Corporation (the "Company") dismissed Anton Collins Mitchell ("ACM"), as the Company's independent public accountants. The Company's audit committee recommended the dismissal of ACM.

     The reports by ACM on the Company's financial statements during the preceding two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the preceding two fiscal years and through February 18, 2004, there no disagreements between the Company and ACM on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to ACM's satisfaction, would have caused ACM to make reference to the subject matter of the disagreements in connection with ACM's reports on the Company's financial statements.

     During the preceding two fiscal years and through February 18, 2005, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(iv) of Regulation S-B.

     Pursuant to Item 304(a)(3) of Regulation S-B, on February 22, 2005, ACM furnished the Company a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Company in response to Item 304(a). A copy of the ACM letter is included as Exhibit 16.1.

     On February 18, 2005, the Company's audit committee named Comiskey & Company, P.C. ("Comiskey") as its new independent accountants. During the preceding two fiscal years and through February 18, 2005, the Company has not consulted with Comiskey regarding the matters described in, and required to be disclosed pursuant to Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-B.

Item 9.01 Exhibits

     16.1     Anton Collins Mitchell Letter Dated February 22, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  February 23, 2005               ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
                                       -----------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer